Exhibit 99.1

Terra Innovatum Global Files New Investor Presentation Updating
Timeline for First-of-A-Kind SOLOTM Deployment in 2027 from 2028

NEW YORK, NY / GLOBE NEWSWIRE / October 17, 2025 / – Terra Innovatum Global N.V. (“Terra Innovatum” or the “Company”) (NASDAQ: NKLR), a developer of micro-modular nuclear reactors, today filed a new investor presentation including updates to the timeline for the deployment of its first-of-a-kind (“FOAK”) SOLOTM micro-modular reactor solution and commercialization. The Company now expects FOAK deployment in 2027 and commercialization in 2028, compared to 2028 and 2029 for FOAK and commercialization, respectively, showcased in the investor presentation previously filed with the Securities and Exchange Commission on September 10, 2025. The full investor presentation can be found on Terra Innovatum’s Investor Relations site at https://investors.terrainnovatum.com/.

The Company also provided the key regulatory milestones needed to achieve its 2028 commercialization target below:

●	Initiated Construction Permit Application Activities –2025

●	Initiate Operating License Application Activities –2026

●	Submit Preliminary Safety Analysis Report –2026

●	Initiate Commercial License Application Activities –2026

●	Expected Construction Permit Approval –2027

o	FOAK SOLO delivered to site

●	Expected Operating License Approval –2027

o	FOAK SOLO begins operating

●	Expected Commercial License Approval –2028

o	Commercialization in 2028

ABOUT TERRA INNOVATUM & SOLOTM

Terra Innovatum’s mission is to make nuclear power accessible. We deliver simple and safe micro-reactor solutions that are scalable, affordable and deployable anywhere 1 MWe at a time.

Terra Innovatum is a pioneering force in the energy sector, dedicated to delivering innovative and sustainable power solutions. Terra Innovatum plans to leverage cutting-edge nuclear technology through the SOLO™ Micro-Modular Reactor (SMR™) to provide efficient, safe, and environmentally conscious energy. With a mission to address global energy shortages, Terra Innovatum combines extensive expertise in nuclear industry design, manufacturing, and installation licensing to offer disruptive energy solutions. Committed to propelling technological advancements, Terra Innovatum and SOLO™ are dedicated to fostering prosperity and sustainability for humankind.

It is anticipated that SOLO™ will be available globally within the next three years. Conceptualized in 2018 and engineered over six years by experts in nuclear safety, licensing, innovation, and R&D, SOLO™ addresses pressing global energy demands with a market-ready solution. Built from readily available commercial off-the-shelf components, the proven licensing path for SOLO™ enables rapid deployment and minimizes supply chain risks, ensuring final cost predictability. Designed to adapt with evolving fuel options, SOLO™ supports both LEU+ and HALEU, offering a platform ready to transition to future fuel supplies.

SOLO™ will offer a wide range of versatile applications, providing CO2-free, behind-the-meter, and off-grid power solutions for data centers, mini-grids serving remote towns and villages, and large-scale industrial operations in hard-to-abate sectors like cement production, oil and gas, steel manufacturing, and mining. It also has the ability to supply heat for industrial applications and other specialized processes, including water treatment, desalination and co-generation. Thanks to its modular design, SOLO™ can easily scale to deliver up to 1GW or more of CO2-free power with a minimal footprint, making it an ideal solution for rapidly replacing fossil fuel-based thermal plants. Beyond electricity and heat generation, SOLO™ can also contribute to critical applications in the medical sector by producing radioisotopes essential for oncology research and cancer treatment.

To learn more, visit: https://investors.terrainnovatum.com/. Follow us on X: https://x.com/TerraInnovatum and LinkedIn: https://www.linkedin.com/company/terra-innovatum-solo/.

CONTACTS

Giordano Morichi
Partner, Chief Business Development Officer & Investor Relations
Terra Innovatum Srl
E: g.morichi@terrainnovatum.com
W: www.terrainnovatum.com

Nicholas Hresko-Staab

Vice President

Investor & Media Relations
Alliance Advisors IR
E: TerraIR@allianceadvisors.com

IMPORTANT INFORMATION FOR SHAREHOLDERS

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

FORWARD LOOKING STATEMENTS

The statements contained in this press release that are not purely historical are forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on Terra Innovatum. There can be no assurance that future developments affecting Terra Innovatum will be those that we have anticipated. These forward-looking statements speak only as of the date this press release is delivered and involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (2) the risk that the Business Combination disrupts current plans and operations of Terra Innovatum, including the expected timetable to achieve its expected commercialization of SOLO; (3) costs related to the Business Combination, including the costs of compliance with applicable securities laws; (4) changes in applicable laws or regulations; (5) the possibility that Terra Innovatum may be adversely affected by other economic, business, and/or competitive factors; (6) the ability of Terra Innovatum to meet stock exchange listing standards following the consummation of the Business Combination; (7) other risk factors described in the proxy statement/prospectus that was included in the Company’s Registration Statement on Form S-4. In addition, there may be additional risks that Terra Innovatum does not presently know or that are currently believed to be immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward- looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

Neither Terra Innovatum nor any of its affiliates, officers, employees or agents, makes any representation or warranty, either express or implied, in relation to the fairness, reasonableness, adequacy, accuracy, completeness or reliability of the information, statements or opinions, whichever their source, contained in this press release or any oral information provided in connection herewith, or any data it generates and accept no responsibility, obligation or liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information. Terra Innovatum and its affiliates, officers, employees and agents further expressly disclaim any and all liability relating to or resulting from the use of this press release and any errors therein or omissions therefrom. Further, the information contained herein is preliminary, is provided for discussion purposes only, is only a summary of key information, is not complete and is subject to change without notice.

In addition, the information contained in this press release is provided as of the date hereof and may change, and Terra Innovatum does not undertake any obligation to update or revise any forward- looking statements, whether as a result of new information, inaccuracies, future events or otherwise, except as may be required under applicable securities laws.

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